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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):  APRIL 22, 1996


                         TUCKER DRILLING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-7984                      75-1462136
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                                 P.O. BOX 1876
                             101 PETROLEUM BUILDING
                            SAN ANGELO, TEXAS 76902
                    (Address of principal executive offices)

                                 (915) 655-6773
                        (Registrant's telephone number,
                              including area code)


                                   NO CHANGE
         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

          On April 22, 1996, the Registrant, Patterson Energy, Inc., a Delaware corporation ("Parent"), and Patterson Drilling Company, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub"), executed a definitive merger agreement pursuant to which Sub will be merged with and into the Registrant. The terms of the merger agreement provide that each outstanding share of the Registrant's common stock will be converted into the right to receive 0.74 of a share of Parent's common stock.

          The merger will take the form of a tax-free exchange and is expected to be accounted for as a pooling of interests. The merger has been approved by the Boards of Directors of the Registrant, Parent and Sub and is subject to approval by their respective stockholders as well as other customary conditions and approvals.

          The Agreement and Plan of Merger, dated as of April 22, 1996, among Parent, Sub and the Registrant, attached hereto as Exhibit 2.1, and the Press Release dated April 23, 1996, attached hereto as Exhibit 99.1, are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (C)  EXHIBITS

               2.1 Agreement and Plan of Merger, dated April 22, 1996, among Parent, Sub and the Registrant.

               99.1 Press Release, dated April 23, 1996.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TUCKER DRILLING COMPANY, INC.
                                                (Registrant)



Date:  May 23, 1996                     By:  /s/ CHARLES B. MIDDLEKAUF
                                           -------------------------------------
                                            Charles B. Middlekauf
                                            Executive Vice President

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                                 EXHIBIT INDEX


Exhibit No.    Exhibit Description                                        Page
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     2.1       Agreement and Plan of Merger, dated as of April 22, 1996,
               among Patterson Energy, Inc., Patterson Drilling Company
               and the Registrant.                                         ___

     99.1      Press Release, dated April 23, 1996.                        ___


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